EXHIBIT 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Randall D. Levy, Chief Financial Officer of Temple-Inland Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Temple-Inland Inc.

/s/  Randall D. Levy
Randall D. Levy

March 7, 2006